[LOGO - at&t]                                           [LOGO - BELLSOUTH (R)]



Note: AT&T Inc. will hold an analyst conference call to discuss the merger that will be broadcast live via the Internet at 10 a.m. EST on Monday, March 6, 2006, at www.att.com/investor.relations or http://www.bellsouth.com/investor.

For More Information:
BellSouth                            AT&T                    AT&T
Joe Chandler                         Michael Coe             Walt Sharp
404-312-1964                         212-453-2198            210-351-3349


                          AT&T, BELLSOUTH TO MERGE

       COMBINATION WILL SPEED INNOVATION, COMPETITION AND CONVERGENCE

               o Natural combination of two leading wireline providers and joint owners of Cingular speeds progress in integrated wireless/wireline services

               o Substantial financial benefits for stockholders of both companies; an expected net present value of $18 billion in synergies resulting from a more than $2 billion annual run rate in synergies expected in 2008, growing to $3 billion in 2010

               o Expect merger to be accretive to AT&T adjusted earnings per share in 2008, double-digit adjusted EPS growth in each of next three years (earnings adjusted for merger integration costs and amortization of intangibles) and significant growth in free cash flow after dividends in 2007 and 2008

               o AT&T's board authorizes share repurchase of 400 million shares by end of 2008; buy back of at least $10 billion in shares over next 22 months planned, with the majority in 2007

               o  Merger will benefit customers and promote competition


     SAN ANTONIO AND ATLANTA (MARCH 5, 2006)--AT&T Inc. (NYSE:T) and BellSouth Corporation (NYSE:BLS) announced today an agreement to merge the two companies, a combination that will create a more effective and efficient provider in the wireless, broadband, video, voice and data markets.

     The merger will streamline the ownership and operations of Cingular Wireless, which is jointly owned by AT&T and BellSouth. The new company will be more innovative, nimble and efficient, providing benefits to customers by combining the Cingular, BellSouth and AT&T networks into a single fully integrated wireless and wireline Internet Protocol network offering a full range of advanced solutions.

     As a result, the combined company will be better able to speed the convergence of new and improved services for consumers and businesses, and embrace the industry's shift to Internet Protocol network-based technologies.

"LOGICAL NEXT STEP THAT CREATES SUBSTANTIAL VALUE"

     "This merger is a logical next step that creates substantial value for customers and stockholders of both AT&T and BellSouth," said AT&T Chairman and CEO Edward E. Whitacre Jr. "It will benefit customers through new services and expanded service capabilities. It will strengthen Cingular through unified ownership and a single brand. And we are confident that this is a merger we can execute, based on our track record with previous integrations and our experience working closely with BellSouth to create and build Cingular Wireless, and operate Yellowpages.com.

     "This transaction combines two solid, very well-run companies," Whitacre added. "BellSouth operates in an attractive region with a growing economy. It has great employees and an outstanding network, with fiber optics deeply deployed in its service area. It has a strong record in terms of customer service and a sound, conservative balance sheet. These strengths, added to those of AT&T, will improve our ability to provide innovative services to more customers while returning substantial value to our owners and improving our growth profile."

     "Technology changes and convergence are shaping a new competitive dynamic and creating tremendous opportunity," said Duane Ackerman, chairman and CEO of BellSouth. "We're creating a company with much better capabilities to seize these opportunities while maintaining its strong focus on customer service and community involvement.

     "This was the right time for this merger," said Ackerman. "This combination is good for our employees, our customers and our stockholders."

     AT&T has committed to continue BellSouth's historic levels of charitable contributions and community activities, including the continued funding of charitable activities and economic development and education initiatives throughout BellSouth's nine-state area.

     "Our focus is on providing great service and innovative, competitively priced products for consumers and businesses throughout the Southeast, the nation and the world," said Whitacre. "Together, we will lead the way into a new era of converged and bundled communications, video and entertainment services while also improving our ability to manage complex networks."

CUSTOMER BENEFITS

     Consumers seeking a real alternative to cable monopolies should see faster and more economical deployment of next-generation IP television networks and similar services as a result of AT&T's groundbreaking entry into IPTV and the unparalleled research and development work at AT&T Labs, coupled with BellSouth's extensive deployment of fiber networks for DSL and other broadband services.

     Business customers in the southeastern United States and the rest of the country stand to benefit from the expertise and innovation of AT&T Labs, as well as the combination of AT&T's state-of-the-art national and international networks and advanced services with BellSouth's local exchange and broadband distribution platforms and expertise.

     The combined company will have greater financial, technical, research and development, network and marketing resources to better serve consumers and large-business customers, and will accelerate the introduction of new and improved product and service sets for those customers.

     The merger would also give business and government customers, including military and national security agencies, a reliable U.S.-based provider of integrated, secure, high-quality and competitively priced services to meet their needs anywhere in the world.

     Since AT&T and BellSouth are not actual competitors in the local, long distance and video markets, and because BellSouth is not a significant competitor with AT&T in the enterprise market, the merger will not reduce competition in any of those markets. TERMS AND CONDITIONS

     Under terms of the agreement, approved by the boards of directors of both companies, shareholders of BellSouth will receive 1.325 shares of AT&T common stock for each common share of BellSouth. Based on AT&T's closing stock price on March 3, 2006, this exchange ratio equals $37.09 per BellSouth common share. This represents a 17.9 percent premium over BellSouth's closing stock price on March 3, 2006, and a total equity consideration currently valued at approximately $67 billion.

     The merger, which is subject to approval by shareholders of both companies, as well as regulatory authorities and to other customary closing conditions, is expected to close within approximately 12 months.

MAKING THE MOST OF WIRELESS

     One of the most immediate benefits of the transaction will be to streamline and enhance management and operations at Cingular.

     "The Cingular partnership and the company itself are performing extremely well, particularly after the AT&T Wireless acquisition," said Whitacre. "But no partnership between two independent companies, no matter how well run, can match the speed, effectiveness, responsiveness and efficiency of a solely owned company."

     While the majority of Cingular's operations will remain unchanged, simplifying the ownership structure will lead to more efficient marketing and service provisioning, which will come under a single AT&T brand, generating further financial synergies and customer benefits.

     The merger will also allow for closer integration of the company's wireless, wireline, and IP products and services over a single global IP network. This is critical as the industry moves forward with convergence of the "three screens" that many consumers rely on most today - televisions, computers and wireless devices. It is an area in which AT&T is a leader through its strategic partnerships with Yahoo!(R) and others.

     "We are excited about the potential for bringing a robust set of integrated products and services to our customers in a faster and more effective manner under one brand," said Ackerman.

FINANCIAL EXPECTATIONS

     In addition to the numerous customer benefits, AT&T and BellSouth expect the proposed transaction to yield substantial benefits for stockholders of both companies.

     The merger combines three companies that currently operate separately and independently: AT&T, BellSouth and Cingular Wireless. AT&T and BellSouth estimate that synergies from the combination will ramp quickly to reach an annual run rate exceeding $2 billion in the second year after closing, and estimate the net present value of expected synergies at nearly $18 billion.

     A substantial portion of synergies are expected to come from reduced costs in the operations of unregulated and interstate services, and corporate staff, and the synergies are over and above expected productivity improvements from the companies' ongoing initiatives. Approximately half of the total cost savings are expected to come from network operations and IT, as facilities and operations are consolidated and traffic is moved to a single IP network. Additional savings are expected to come from combining staff functions and from reduced ongoing advertising and branding expenses. Currently, the three companies support three distinct brands with three separate advertising campaigns. Following the merger, they expect to move to a single brand: AT&T.

     AT&T expects the transaction to be adjusted earnings-per-share neutral in 2007 and have a positive impact on its adjusted earnings per share thereafter (adjusted earnings per share exclude all merger integration costs and non-cash expenses for amortization of intangibles). AT&T expects that the merger will reinforce the guidance it provided at its Jan. 31, 2006, analyst conference.

     o  There is no change to AT&T's 2006 outlook.

     o AT&T continues to expect double-digit adjusted EPS growth in each of the next three years with significant growth in free cash flow after dividends. Free cash flow after dividends is expected to exceed $4 billion in 2007 and exceed $6 billion in 2008.

     o Total revenues, including Cingular, are expected to return to growth in 2007, a year earlier than previous guidance.

     o Capital expenditures, including Cingular, are expected to be in the mid teens as a percentage of revenues in 2007 and 2008.

     o The transaction also is expected to improve AT&T's overall growth profile - driven by wireless, which will represent about one-third of the combined company's expected revenues in 2007, and by expanded opportunities in business markets.

     o AT&T expects free cash flow after dividends from the combined company to provide the flexibility to continue reducing debt levels over the next five years while providing excellent cash returns to stockholders.

     AT&T and BellSouth expect that the combined company will have a strong balance sheet with solid credit metrics. Both companies have single A credit ratings.

EXPANDED SHARE REPURCHASE

     AT&T's board of directors has approved an expanded share repurchase authorization of 400 million shares through 2008, replacing the existing program. Under this authorization, the company expects to buy back at least $10 billion of its common shares over the next 22 months. It expects at least $2 billion in repurchases during 2006, consistent with its previous guidance, and an additional $8 billion in repurchases in 2007. This repurchase authorization is intended to approximate the share premium paid to BellSouth stockholders as part of this merger transaction. The timing and nature of these repurchases will depend on market conditions and applicable securities laws.

NEW COMPANY LEADERSHIP

     Mr. Whitacre will serve as chairman, CEO and a member of the board of directors of the combined company. Mr. Ackerman will serve as chairman and CEO of BellSouth operations for a transition period following the merger. Additionally, three members of BellSouth's board of directors will join the AT&T board.

     The corporate headquarters for the combined company will remain in San Antonio. Cingular's headquarters will remain in Atlanta, as will the combined company's Southeast regional telephone company headquarters.

ABOUT AT&T

AT&T Inc. is one of the world's largest telecommunications holding companies and is the largest in the United States. Operating globally under the AT&T brand, AT&T companies are recognized as the leading worldwide providers of IP-based communications services to business and as leading U.S. providers of high-speed DSL Internet, local and long distance voice, and directory publishing and advertising services. AT&T Inc. holds a 60 percent ownership interest in Cingular Wireless, which is the No. 1 U.S. wireless services provider with more than 54 million wireless customers. Additional information about AT&T Inc. and AT&T products and services is available at www.ATT.com.

ABOUT BELLSOUTH

BellSouth Corporation is a Fortune 100 communications company headquartered in Atlanta, Georgia. BellSouth has joint control and 40 percent ownership of Cingular Wireless, the nation's largest wireless voice and data provider with 54.1 million customers. Backed by award-winning customer service, BellSouth offers the most comprehensive and innovative package of voice and data services available in the market. Through BellSouth Answers(R), residential and small business customers can bundle their local and long distance service with dial-up and high-speed DSL Internet access, satellite television and Cingular(R) Wireless service. For businesses, BellSouth provides secure, reliable local and long distance voice and data networking solutions. BellSouth also offers print and online directory advertising through The Real Yellow Pages(R) and YELLOWPAGES.COM(TM) from BellSouth.

BellSouth believes that diversity and fostering an inclusive environment are critical in maintaining a competitive advantage in today's global marketplace. More information about BellSouth can be found at http://www.bellsouth.com/. And investor information can be found at http://www.bellsouth.com/investor.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

We have included or incorporated by reference in this document financial estimates and other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially from these estimates and statements. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT/PROSPECTUS OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration statement and joint proxy statement, when they become available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained without charge from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, N.E., Atlanta, Georgia 30309.


AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration statement and joint proxy statement, and the other relevant documents filed with the SEC when they become available.

(C) 2006 AT&T KNOWLEDGE VENTURES. ALL RIGHTS RESERVED. SUBSIDIARIES AND AFFILIATES OF AT&T INC. PROVIDE PRODUCTS AND SERVICES UNDER THE AT&T BRAND.